                                                                  EXHIBIT 10.11

                                AMENDMENT NO. 10
                                       TO
                           SECOND AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 10 is entered into as of December 3, 2002, by and among AMERICAN TIRE DISTRIBUTORS, INC., a Delaware corporation, THE SPEED MERCHANT, INC., a California corporation (collectively, the "Borrowers"), the financial institutions party from time to time to the Loan Agreement (as hereinafter defined) (the "Lenders"), and FLEET CAPITAL CORPORATION, a Rhode Island corporation, as administrative agent (the "Administrative Agent") for the Lenders.

                              PRELIMINARY STATEMENT

         The Borrowers, the Lenders and the Administrative Agent are parties to the Second Amended and Restated Loan and Security Agreement dated as of March 6, 2000, as amended by Amendment No. 1 dated as of July 20, 2000, Amendment No. 2 dated as of February 2, 2001, Amendment No. 3 dated as of February 14, 2001, Amendment No. 4 dated as of March 30, 2001, Amendment No. 5 dated as of August 10, 2001, Amendment No. 6 dated as of November 13, 2001, Amendment No. 7 dated as of March 27, 2002, Waiver and Amendment No. 8 dated as of August 22, 2002, and Amendment No. 9 dated as of September 25, 2002 (as at any time amended, the "Loan Agreement"; terms defined therein, unless otherwise defined herein, being used herein as therein defined).

         The Borrowers have requested that the Lenders further amend the Loan Agreement to reflect certain modifications to the Borrowing Base, as more fully described below.

         The Lenders are willing to amend the Loan Agreement, subject to the terms and conditions contained herein.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the Loan Agreement, the Loans outstanding thereunder, the mutual covenants set forth therein and herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENTS TO LOAN AGREEMENT. Subject to the provisions of
SECTION 2 of this Amendment, the Loan Agreement is hereby amended as follows:

         (a) By adding the following new definitions to Section 1.1 of the Loan Agreement, in proper alphabetical sequence:

                  "Eligible Subordinated Vendor Inventory" means items of Inventory (a) that would be Eligible Inventory but for the fact that they are subject to a Subordinated Vendor Lien in favor of a vendor other than Bridgestone/Firestone or Goodyear Tire & Rubber Company or a division or Subsidiary thereof, and (b) to the extent the Subordinated Vendor Lien on such Inventory has been subordinated to the Security Interest pursuant to a Lien Subordination Agreement in the form of Exhibit G attached hereto and each of the Subordinated Vendor Inventory Eligibility Conditions has been satisfied, as determined by Administrative Agent in its sole discretion.

                  "Subordinated Vendor Inventory Eligibility Conditions" shall mean each of the following conditions precedent, the satisfaction of each of which shall be determined by Administrative Agent in its sole discretion:

         (i) Loan Parties shall have given Administrative Agent at least ten (10) Business Days prior written notice of their intent to include the Eligible Subordinated Vendor Inventory in the Borrowing Base;

         (ii) Loan Parties shall have given Administrative Agent copies of the security agreement and all related documentation between the applicable vendor and Loan Parties at least ten (10) Business Days prior to the proposed date of inclusion of such Eligible Subordinated Vendor Inventory in the Borrowing Base;

         (iii) Loan Parties and the applicable vendor shall have executed and delivered to Administrative Agent a duly executed Lien Subordination Agreement in the identical form of Exhibit G attached hereto, with appropriate blanks completed at least ten (10) Business Days prior to the proposed date of inclusion of such Eligible Subordinated Vendor Inventory in the Borrowing Base;

         (iv) Administrative Agent shall have reviewed and found acceptable in all respects such documentation delivered under clauses
                  (ii) and (iii) above between the vendor and Loan Parties and the lien granted to such vendor pursuant to such documentation shall (x) extend only to such vendor's branded inventory and not to any proceeds thereof or other Collateral and (y) otherwise comply with SECTION 11.9 of the Loan Agreement; and

         (v)      no Default or Event of Default shall exist.

Notwithstanding the terms contained in SECTION 15.9 of the Loan Agreement, if the Lien Subordination Agreement that is delivered pursuant to clause (iii) above is not in identical form to that attached as Exhibit G hereto, then the consent of Administrative Agent and Required Lenders shall be required for any modifications.

The Eligible Subordinated Vendor Inventory shall be included in the Borrowing Base on the 5th Business Day after Administrative Agent's determination that each of the foregoing conditions have been satisfied. If at any time, any of the foregoing conditions ceases to be satisfied, the Eligible Subordinated Vendor Inventory shall be deemed ineligible and excluded from the Borrowing Base.

         (b) By amending the definition of "Borrowing Base" that is contained in
SECTION 1.1 of the Loan Agreement to read as follows:

                           "Borrowing Base" means at any time an amount equal to the lesser of:

                           (a)      the aggregate Commitments, MINUS the sum of

                                    (i)     the Letter of Credit Reserve, PLUS

                                    (ii)    the Rent Reserve, PLUS

                                    (iii)   any Additional Reserves, and

                           (b)      an amount equal to

                                    (i) 85% (or such lesser percentage as the
                           Administrative Agent may in its reasonable credit judgment determine from time to time) of the face value of Eligible Receivables due and owing at such time, PLUS

                                    (ii)    the lesser of:

                                            (A) the sum of (1) 65% (or such
                                    lesser percentage as the Administrative
                                    Agent may in its reasonable credit judgment determine from time to time) of the lesser of cost determined on a FIFO (or first-in-first-out) accounting basis and fair market value of Eligible Inventory consisting of tires at such time, PLUS (2) the lesser of (x) 60% (or such lesser percentage as the Administrative Agent may in its reasonable credit judgment determine from time to time) of the lesser of cost determined on a FIFO (or first-in-first-out) accounting basis and fair market value of Eligible B/F Inventory consisting of tires at such time, and (y) $18,000,000, PLUS (3) 65% (or such lesser percentage as the Administrative Agent may in its reasonable credit judgment determine from time to time) of the lesser of cost determined on a FIFO (or first-in-first-out) accounting basis and fair market value of Eligible Goodyear Inventory consisting of tires at such time, plus (4) the lesser of (x) 65% (or such lesser percentage as the Administrative Agent may in its reasonable credit judgment determine from time to time) of the lesser of cost determined on a FIFO (or first-in-first-out) accounting basis and fair market value of Eligible Subordinated Vendor Inventory consisting of tires at such time, and (y) $10,000,000, and

                                            (B) $100,000,000, PLUS

                                    (iii)   the lesser of:

                                            (A) 50% (or such lesser percentage
                                    as the Administrative Agent may in its
                                    reasonable credit judgment determine from time to time) of the lesser of cost determined on a FIFO (or first-in-first-out) accounting basis and fair market value of Eligible Inventory other than tires, at such time, and

                                            (B) $25,000,000, MINUS

                                    (iv)    the sum of

                                            (A) the Letter of Credit Reserve,
                                    PLUS

                                            (B) the Rent Reserve, PLUS

                                            (C) the Dilution Reserve, PLUS

                                            (D) the Minimum Availability
                                    Reserve, PLUS

                                            (E) any Additional Reserves.

         (c) By incorporating the Exhibit G that is attached to this Amendment into the Loan Agreement as a new Exhibit G thereto.

         SECTION 2. EFFECTIVENESS OF AMENDMENT.

         (a) The provisions of SECTION 1 of this Amendment shall become effective on the date (the "Amendment Effective Date") on which the Administrative Agent shall have received (1) an amendment fee in the amount of $25,000, for the Ratable account of the Lenders, and (2) the following documents, each of which shall be satisfactory in form and substance to the Administrative Agent and in sufficient copies for each Lender (terms defined in the Loan Agreement, as amended by this Amendment, being used in this SECTION 2 as so defined):

                           (i) this Amendment duly executed by the
                  Administrative Agent, the Borrowers, the Subsidiary Guarantors and the Lenders; and

                           (ii) such other documents and instruments as the
                  Administrative Agent may reasonably request.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. Each Loan Party hereby makes the following representations and warranties to the Administrative Agent and the Lenders, which representations and warranties shall survive the delivery of this Amendment and the making of additional Loans under the Loan Agreement as amended hereby:

                  (a) Authorization of Agreements. Each Loan Party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Amendment and each other agreement contemplated hereby to which it is a party in accordance with their respective terms. This Amendment and each other such agreement contemplated hereby to which it is a party has been duly executed and delivered by the duly authorized officers of such Loan Party and each is, or each when executed and delivered in accordance with this Amendment will be, a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.

                  (b) Compliance of Agreements with Laws. The execution, delivery and performance of this Amendment in accordance with their respective terms do not and will not, by the passage of time, the giving of notice or otherwise,

                           (i) require any Governmental Approval (that has not
                  been obtained) or violate any Applicable Law relating to such Loan Party or any of its Subsidiaries,

                           (ii) conflict with, result in a breach of or
                  constitute a default under the articles or certificate of incorporation or by-laws or any shareholders' agreement of such Loan Party or any of its Subsidiaries, any material provisions of any indenture, agreement or other instrument to which such Loan Party, any of its Subsidiaries or any of such Loan Party's or such Subsidiaries' property may be bound or any Governmental Approval relating to such Loan Party or any of its Subsidiaries, or

                           (iii) result in or require the creation or imposition
                  of any Lien upon or with respect to any property now owned or hereafter acquired by such Loan Party other than the Security Interest.

         SECTION 4. EFFECT OF AMENDMENT. From and after the Amendment Effective Date, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent and the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 5. COUNTERPART EXECUTION; GOVERNING LAW.

                  (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed signature page of any party hereto by facsimile transmission shall be as effective as delivery of a manually delivered counterpart thereof.

                  (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to conflicts of law principles thereof.



                  [Signatures will commence on following page]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                           BORROWERS:

                                           AMERICAN TIRE DISTRIBUTORS, INC.
[Corporate Seal]

Attest:                                    By: /s/ Richard P. Johnson
                                               ----------------------
                                               Name: Richard P. Johnson
/s/ J. Michael Gaither                         Title: President & CEO
----------------------
[Assistant] Secretary


                                           THE SPEED MERCHANT, INC.
[Corporate Seal]

Attest:                                    By: /s/ Richard P. Johnson
                                               ----------------------
                                               Name: Richard P. Johnson
/s/ J. Michael Gaither                         Title: President
----------------------
[Assistant] Secretary


                                           SUBSIDIARY GUARANTORS:

                                           Acknowledged and consented
                                           to this 9th day of December
                                           2002:

                                           T.O. HAAS TIRE COMPANY, INC.


                                           By: /s/ Richard P. Johnson
                                               ----------------------
                                               Name: Richard P. Johnson
                                               Title: President


                                           T.O. HAAS HOLDING CO., INC.


                                           By: /s/ Richard P. Johnson
                                               ----------------------
                                               Name: Richard P. Johnson
                                               Title: President

                                           FLEET CAPITAL CORPORATION, as
                                           Administrative Agent and as a Lender


                                           By: /s/ Stephen Y. McGehee
                                               ----------------------
                                                 Stephen Y. McGehee
                                                 Senior Vice President

                                                     WACHOVIA BANK, NATIONAL
                                                     ASSOCIATION, formerly known
                                                     as FIRST UNION NATIONAL
                                                     BANK, as Documentation
                                                     Agent and as a Lender


                                                     By: /s/ John T. Trainor
                                                         -------------------
                                                         Name: John T. Trainor
                                                         Title: Director

                                                 TRANSAMERICA BUSINESS CAPITAL
                                                 CORPORATION, as a Lender


                                                 By: /s/ Dennis C. Snyder
                                                     --------------------
                                                     Name: Dennis C. Snyder
                                                     Title: SVP

                                     STANDARD FEDERAL BANK NATIONAL
                                     ASSOCIATION, formerly known as MICHIGAN
                                     NATIONAL BANK, as successor in interest to Mellon Bank, N.A., as a Lender

                                     By:      LASALLE BUSINESS CREDIT, INC., its
                                              agent

                                              By: /s/ Roger D. Attix
                                                  ------------------
                                                  Name: Roger D. Attix
                                                  Title: VP

                                  THE CIT GROUP/BUSINESS CREDIT, INC., as
                                  a Lender

                                  By: /s/ Nick Malatestinic
                                      ---------------------
                                      Name: Nick Malatestinic
                                      Title: Vice President Team Leader

                                    EXHIBIT G


                          LIEN SUBORDINATION AGREEMENT


         THIS LIEN SUBORDINATION AGREEMENT is made on __________, 200_, between FLEET CAPITAL CORPORATION, a Rhode Island corporation, in its capacity as administrative agent (together with its successors in such capacity, "Agent") for Lenders (as hereinafter defined), and _____________, a _____________________
("Trade Creditor").

                                    RECITALS:

         American Tire Distributors, Inc., a Delaware corporation ("ATD"), The Speed Merchant, Inc., a California corporation ("Speed Merchant"; ATD and Speed Merchant are collectively referred to herein as "Borrowers") are parties to a Second Amended and Restated Loan and Security Agreement dated as of March 6, 2000 (as amended to date and as the same may be further amended, restated, modified or supplemented from time to time, the "Loan Agreement") with the financial institutions party thereto from time to time ("Lenders") and Agent. Borrowers, together with T.O. Haas Holding Co., Inc., a Nebraska corporation, T.O. Haas Tire Company, Inc., a Nebraska corporation, and each other Person that hereafter becomes a "Borrower" or a "Subsidiary Guarantor" under and as defined in the Loan Agreement, are collectively referred to herein as "Loan Parties".

         Pursuant to the terms of the Loan Agreement, Lenders have heretofore made and may from time to time hereafter make loans and other extensions of credit to Borrowers, which loans and extensions of credit directly and indirectly benefit all Loan Parties. As security for the repayment by Borrowers of such loans and other extensions of credit, each Loan Party has granted or will hereafter grant to Agent, for its benefit and the benefit of Lenders, a security interest in substantially all of such Loan Party's personal property, including, without limitation, all of such Loan Party's Inventory (as hereinafter defined) and all proceeds thereof.

         Pursuant to the terms of [Name and date of Trade Creditor's Security Agreement] (as amended to date and as the same may be further amended, restated, modified or supplemented from time to time, the "Trade Security Agreement"), each Loan Party has granted or may hereafter grant to Trade Creditor a security interest in all Inventory (as hereinafter defined) consisting of tires sold to such Loan Party by Trade Creditor and bearing any brand name or trademark used by Trade Creditor now or in the future (such Inventory is referred to herein as "Branded Inventory").

         Loan Parties have requested that Lenders extend credit to or for the benefit of Loan Parties based, in part, on the value of Branded Inventory, which extensions of credit will directly and indirectly benefit Trade Creditor. As an inducement to Lenders to so extend credit, Loan Parties and Trade Creditor have agreed to enter into this Agreement with Agent for the purpose of establishing the priorities of Trade Creditor's and Agent's respective liens in the Branded Inventory and to set forth certain other agreements between Trade Creditor and Agent.

         Accordingly, in consideration of the foregoing premises, the mutual covenants and conditions herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto, intending to be bound hereby, agree as follows:

                  1. DEFINITIONS; RULES OF CONSTRUCTION.

                  (a) In addition to the terms defined in the recitals hereto, as used in this Agreement, the following terms shall have the following meanings for the purposes of this Agreement:

                           "Account" shall have the meaning given to the term "account" in the UCC.

                           "Bankruptcy Case" shall mean any case hereafter commenced by or against any Loan Party under any chapter of the Bankruptcy Code.

                           "Bankruptcy Code" shall mean title 11 of the United States Code.

                           "Branded Inventory" shall have the meaning ascribed to it in the Recitals.

                           "Business Day" shall mean any day other than a Saturday, Sunday or day on which banks are authorized or required to be closed under the laws of the State of Georgia.

                           "Chattel Paper" shall have the meaning given to the term "chattel paper" in the UCC.

                           "Collateral" shall mean and collectively include all of the following property of each Loan Party, whether now existing or hereafter created or acquired (and whether acquired prior to or during the pendency of any Bankruptcy Case), wherever located: all Accounts, Inventory (including all Branded Inventory), General Intangibles, Documents, Instruments and Chattel Paper, and the proceeds and products of all of the foregoing.

                           "Document" shall have the meaning given to the term "document" in the UCC.

                           "Enforcement Action" shall mean and include any remedy available to Lenders under any of the Senior Creditor Documents or applicable law to enforce collection of any of the Senior Obligations following the occurrence of any Event of Default, and any remedy available to Trade Creditor under any of the Trade Creditor Documents or applicable law to enforce collection of any the Trade Obligations following the occurrence of an Event of Default, including, in each case, (a) the commencement of any action, suit or other proceeding against a Loan Party to enforce payment of any of the Senior Obligations or Trade Obligations; (b) the repossession, foreclosure upon or other act to realize upon any of the Collateral; (c) any notification by a party to any account debtor on any Account to remit payments with respect to such Account to the notifying party; and (d) any involuntary petition for relief against a Loan Party under the Bankruptcy Code or a petition or suit for the appointment of a receiver or other custodian for a Loan Party or any of a Loan Party's assets.

                           "Event of Default" shall mean an event or condition that constitutes a default or an event of default under the Senior Credit Documents or the Trade Creditor Documents.

                           "General Intangibles" shall have the meaning given to the term "general intangibles" in the UCC and shall include all tax refund claims, patents, patent applications, copyrights, trademarks, tradenames, trade secrets, service marks and choses in action.

                           "Instrument" shall have the meaning given to the term "instrument" in the UCC.

                           "Inventory" shall have the meaning given to the term "inventory" in the UCC.

                           "Lien" shall mean any security interest, statutory lien, judgment lien, common law lien, equitable lien or other interest in any of the Collateral.

                           "Person" shall mean any natural person, sole proprietorship, corporation, partnership, limited liability company, joint venture, business trust, other business entity, or any governmental unit, agency, bureau or political subdivision.

                           "Senior Creditor Documents" shall mean and include the Loan Agreement and all other instruments or agreements now or hereafter evidencing or securing the payment of the whole or any part of the Senior Obligations, including each Subsidiary Guaranty and Subsidiary Security Agreement (as those terms are defined in the Loan Agreement) executed by a Loan Party in favor of Agent, for its benefit and the benefit of Lenders.

                           "Senior Obligations" shall mean and include all liabilities and obligations of Loan Parties to Agent and Lenders, whether now or hereafter created, incurred or arising, and whether direct or indirect, absolute or contingent, primary or secondary, due or to become due, joint or several, or incurred during the pendency of a Bankruptcy Case or thereafter, including all liabilities now or at any time or times hereafter owing to Agent and Lenders under any of the Senior Creditor Documents.

                           "Trade Creditor Documents" shall mean and include the Trade Security Agreement and all other instruments or agreements now or hereafter evidencing or securing the payment of the whole or any part of the Trade Obligations.

                           "Trade Debt" shall mean, at any time, the outstanding trade debt then owing to Trade Creditor by Loan Parties arising out of Loan Parties' purchases of Branded Inventory on open account.

                           "Trade Obligations" shall mean and include the Trade Debt and all other liabilities and obligations of Loan Parties to Trade Creditor, whether now or hereafter created, incurred or arising, including all liabilities now or at any time hereafter owing to Trade Creditor under any of the Trade Creditor Documents.

                           "UCC" shall mean the Uniform Commercial Code (or any successor statute) as adopted and in force in the State of Georgia or, when the laws of any other state govern the method or manner of the creation or perfection of any security interest in any of the Collateral, the Uniform Commercial Code (or any successor statute) of such state.

                  (b) All references to any instrument or agreement, including any of the Trade Creditor Documents or the Senior Creditor Documents, shall mean and include all amendments and modifications thereto and renewals and restatements thereof; all references to any statute shall mean and include all amendments thereto and all regulations issued pursuant thereto; and the words "including" and "include" shall mean "including, without limitation" and "include, without limitation."

                  2. CONSENTS TO LIENS. Trade Creditor's security interest in Branded Inventory as security for the Trade Obligations is a permitted Lien under the Loan Agreement; the existence of such security interest does not constitute an Event of Default under any of the Senior Creditor Documents. Trade Creditor shall not request, accept or receive any Lien or other interest in any of the Collateral except for Branded Inventory and to the extent that Trade Creditor currently has a Lien on other Collateral, Trade Creditor is hereby deemed to have released such Lien and agrees to execute any and all documentation requested by Agent to evidence such release. Without limiting the generality of the foregoing, Creditor acknowledges and agrees that it shall not have a lien on or security interest in any proceeds of Branded Inventory. Trade Creditor hereby consents to each Loan Party's grant of Liens in all of the Collateral to Agent, for its benefit and the benefit of Lenders, as security for the Senior Creditor Obligations and agrees that the existence of any such Liens shall not constitute an Event of Default under any of the Trade Creditor Documents.

         3. Priority of Liens.

                  (a) Trade Creditor and Agent agree at all times, whether before, after or during the pendency of any bankruptcy, reorganization or other insolvency proceeding and notwithstanding the priorities which would ordinarily result from the order of granting or perfection of any Liens, the order of filing or recording of any financing statements, or the priorities that would otherwise apply under applicable law, that (i) Agent's Liens in the Collateral constitute first priority Liens in such property to secure the Senior Obligations and shall be superior to any Lien or other interest of Trade Creditor in the same property arising pursuant to the Trade Creditor Documents, by operation of law or otherwise; and (ii) any Lien or other interest at any time acquired by Trade Creditor in any of the Collateral shall be subordinate to the Liens of Agent therein.

                  (b) For purposes of the foregoing priorities, any claim of a right of setoff by Trade Creditor shall be treated in all respects as a Lien and no claim to right of setoff by Trade Creditor shall be asserted to defeat or diminish the rights or priorities provided for herein in favor of Agent.

                  (c) If for any reason any Lien granted or conveyed by a Loan Party to Agent pursuant to the Senior Creditor Documents or otherwise is set aside or otherwise declared ineffective, in whole or in part, by any court of competent jurisdiction, and if as a consequence thereof Trade Creditor becomes entitled to receive any proceeds from any of the Collateral or on account of Trade Creditor's Lien in any of the Collateral, then any such payments or proceeds received by Trade Creditor shall be used by it to purchase a junior participation in the Senior Obligations pursuant to a junior participation agreement in form and content satisfactory to Agent but in all events providing that Lenders' retained interest in the Senior Obligations (including both principal and interest) and all costs and expenses incurred by Agent and Lenders (including attorneys' fees) in attempting to collect the Senior Obligations or to realize upon any of the Collateral shall be paid in full before Trade Creditor shall be entitled to any payment on account of its junior participation and Trade Creditor's junior participation will be without recourse of any kind to Agent or any Lender except for Agent's or any Lender's gross negligence or willful misconduct after the date of Trade Creditor's purchase of such junior participation.

                  (d) In no event shall Trade Creditor institute, or join as a party in the institution of, or directly or indirectly assist in the prosecution of, any action, suit or proceeding seeking a determination that the Lien of Agent in any of the Collateral is invalid, unperfected or avoidable, or is or should be subordinated to the interests of any other Person. In no event shall Agent or any Lender institute, or join as a party in the institution of, or directly or indirectly assist in the prosecution of, any action, suit or proceeding seeking a determination that the Lien of Trade Creditor in any of the Collateral is invalid, unperfected or avoidable, or is or should be subordinated to the interests of any Person other than Agent under the terms hereof.

                  (e) If at any time Agent shall subordinate, in whole or in part, its Lien upon any of the Collateral to or in favor of any other Person, the priority of Agent's Lien in the Collateral vis-a-vis Trade Creditor shall not be affected thereby and Agent's Lien shall continue to be superior to Trade Creditor's Lien in the Collateral as provided in paragraph 3(a) of this Agreement.

         4. Standby as to Certain Actions. Trade Creditor agrees that it will not ask for, demand, sue for, collect, take, receive, or repossess any of the Branded Inventory or other Collateral from any Loan Party by setoff or in any other manner, or otherwise take any Enforcement Action with respect to the whole or any part of the Collateral, whether by judicial action or under power of sale, by self-help repossession or otherwise, unless and until all of the Senior Obligations have been paid finally and in full and Lenders' commitments to extend further credit to or for the benefit of Loan Parties have been terminated. If Trade Creditor in violation of the terms hereof, initiates any Enforcement Action against a Loan Party or any of the Collateral, Agent may interpose this Agreement and demand specific performance of the terms hereof.

         5. Agent's Rights Exclusive. Agent, on behalf of Lenders, shall have the exclusive right to collect, foreclose upon, sell, transfer, liquidate or otherwise dispose of any or all of the Collateral as provided in the Senior Creditor Documents or by applicable law, in the manner deemed appropriate by Agent and Lenders, without regard to any Liens of Trade Creditor therein, and Trade Creditor will not hinder Agent's actions in enforcing its remedies or taking any Enforcement Action with respect to the Collateral; provided, however, that after payment in full of all Senior Obligations and the termination of Lenders' commitments to extend further credit to or for the benefit of Loan Parties, Agent shall deliver to Trade Creditor (unless otherwise restricted by applicable law or by any order issued by a court in the proper exercise of its jurisdiction and subject in all events to Agent's receipt of an indemnification from Trade Creditor of all liabilities arising from such delivery) for application to the Trade Obligations any proceeds remaining from the sale or other disposition of the Collateral. To the fullest extent permitted by applicable law, Trade Creditor waives any requirement on the part of Agent or any Lender to conduct any sale or other disposition of any of the Collateral in a commercially reasonable manner, and Agent shall be fully authorized to sell or otherwise dispose of any or all of the Collateral in the manner deemed appropriate by Agent and Lenders, including by the exercise of any right Agent may have to accept any or all of the Collateral in total or partial satisfaction of any of the Senior Obligations in accordance with the UCC or otherwise.

         6. Receipt of Monies by Trade Creditor. Trade Creditor agrees that should it receive any money from the sale, liquidation, casualty or other disposition of, or as a result of its Lien in any of the Collateral, it will (unless otherwise restricted by law) hold the same in trust for Agent and Lenders and promptly pay over the same to Agent for application to the Senior Obligations (unless otherwise restricted by law or by any order issued by a court in the proper exercise of its jurisdiction).

         7. Agreement on Certain Bankruptcy Matters.

                  (a) Without impairing, abrogating or in any way affecting Agent's or any Lender's rights hereunder, including the relative priorities established by paragraph 3 hereof, Agent may during any Bankruptcy Case give or withhold its consent to any Loan Party's or any bankruptcy trustee's use or consumption of any Collateral (including cash proceeds of any Accounts or other Collateral), or may provide financing or otherwise extend credit to any Loan Party or any bankruptcy trustee secured by a first priority Lien upon any or all of the Collateral, whether acquired by such Loan Party prior to or after the commencement of such Bankruptcy Case, and by its execution of this Agreement, Trade Creditor shall be deemed to have consented to such Loan Party's or any bankruptcy trustee's use of Collateral if and to the extent consented to by Agent and the applicable Lenders and to any financing proposed to be provided by Lenders (or any of them) to a Loan Party or any bankruptcy trustee that is secured by a Lien upon any or all of the Collateral during the pendency of any such Bankruptcy Case. Any Lien at any time acquired by Trade Creditor in any of the Collateral, whether such Collateral is created, acquired or arises at any time prior to or after any such Bankruptcy Case, shall be subject to all of the terms of this Agreement and shall be subordinate in priority to all Liens at any time granted to or obtained by Agent with respect to any such Collateral, including Liens granted to or conferred upon Agent to secure financing in any Bankruptcy Case.

                  (b) If the applicable Lenders consent to the sale of any of the Collateral during any Bankruptcy Case (whether such sale is to be made pursuant to 11 U.S.C. ss. 363, pursuant to a plan of reorganization or otherwise), then Trade Creditor shall be deemed to have consented to any such sale and shall, if requested to do so by Agent in connection with any such sale, promptly execute and deliver to Agent a release of Trade Creditor's Liens with respect to the Collateral to be sold.

                  (c) If Agent or any Lender shall be required in any Bankruptcy Case to return, refund or repay to a Loan Party or any trustee or committee appointed in the Bankruptcy Case any payment or proceeds of any Collateral in connection with any action, suit or proceeding alleging that Agent or such Lender's receipt of such payments or proceeds was a transfer voidable under state or federal law (including the Bankruptcy Code), then Agent or such Lender shall not be deemed ever to have received such proceeds for purposes of this Agreement in determining whether and when all of the Senior Obligations have been paid in full.

         8. Agreement to Release Liens. Trade Creditor agrees that it will (if requested to do so by Agent after and during the continuance of an Event of Default under the Senior Creditor Documents) release its Liens in any Collateral in connection with and in order to facilitate any orderly liquidation sale of such Collateral by any Loan Party or any bankruptcy trustee or receiver for such Loan Party, and promptly upon the request of Agent, it will execute and deliver such documents, instruments and agreements as are necessary to effectuate such release and to evidence such release in the appropriate public records, provided that the net proceeds from any such sale or other disposition are to be applied in reduction of the Senior Obligations (with any excess after the Senior Obligations have been paid in full to be turned over to Trade Creditor, to the extent not otherwise prohibited by applicable law).

         9. Waiver of Marshalling; Application of Payments and Proceeds. Trade Creditor hereby waives any right to require Agent to marshall any security or collateral or otherwise to compel Agent or any Lender to seek recourse against or satisfaction of the indebtedness to it from one source before seeking recourse or satisfaction from another source. Agent shall be authorized to apply any and all payments, collections and proceeds of Collateral received by it to such portion of the Senior Obligations as Agent may lawfully elect consistent with the provisions of the Senior Creditor Documents.

         10. Provisions Concerning Insurance. Proceeds of the Collateral include insurance proceeds, and therefore the priorities set forth in paragraph 3 hereof govern the ultimate disposition of casualty insurance proceeds. Agent shall have the sole and exclusive right, as against Trade Creditor, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of the Collateral. All proceeds of such insurance shall inure to Agent to the extent of the Senior Obligations, and Trade Creditor shall cooperate (if necessary), at Agent's expense, in a reasonable manner in effecting the payment of insurance proceeds to Agent. Agent shall have the right (as between the parties hereto) to determine whether such proceeds will be applied to its claim or used to rebuild, replace or repair the affected Collateral. If such proceeds are applied to Senior Obligations, any proceeds remaining after payment in full of Senior Obligations and expenses of collection, provided that Lenders' commitments to extend further credit to or for the benefit of Loan Parties shall have been terminated, shall be promptly remitted to Trade Creditor for application to the Trade Obligations or to Loan Parties, as applicable.

         11. Notices. All notices, requests and demands to or upon a party hereto shall be in writing and shall be delivered by hand, sent by certified or registered mail, return receipt requested or by telecopier and shall be deemed to have been validly served, given or delivered when delivered against receipt or four (4) Business Days after deposit in the United States mail, certified, return receipt requested, postage prepaid, or, in the case of telecopy notice, when received at the office of the noticed party, in each case addressed as follows:

                  (a) if to Agent:       Fleet Capital Corporation
                                         300 Galleria Parkway, Suite 800
                                         Atlanta, Georgia 30339
                                         Attention: Loan Administration Manager
                                         Telecopier No.:  (770) 859-2483

                  (b) if to Trade Creditor:
                                            ---------------------------

                                            ---------------------------

                                            ---------------------------
                                            Attention:
                                                       ----------------
                                            Telecopier No.:  (___) _______

or to such other address as each party may designate for itself by like notice given in accordance with this paragraph. Any written notice that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice is actually received by the noticed party. Trade Creditor hereby agrees that any requirement for the giving of notice by Agent under the UCC or otherwise in connection with any exercise by Agent of any of its and Lenders' rights or remedies with respect to the Collateral shall be satisfied by the giving of written notice at least five (5) days prior to the date on which such rights or remedies are to be exercised by Agent, provided that nothing herein shall be deemed to require the giving of any such notice when such notice is not required by applicable law.

         12. No Duties Imposed Upon Agent or any Lender. The rights granted to Agent in this Agreement are solely for its protection and nothing herein contained imposes on Agent or any Lender any duties with respect to any of the Collateral. None of Agent or any Lender has any duty to preserve rights against prior parties on any instrument or chattel paper received from any Loan Party as collateral security for any of the Senior Obligations.

         13. Relationship of Parties. This Agreement is entered into solely for the purposes set forth above, and neither party assumes any responsibility to the other party to advise such other party of information known to such party regarding the financial condition of any Loan Party or regarding the Collateral, or of any other circumstances bearing upon the risk of nonpayment of the obligations of such Loan Party, under the Trade Creditor Documents, or the Senior Creditor Documents. Each party shall be responsible for managing its relationship with Loan Parties and neither party shall be deemed the agent of the other for any purpose. Trade Creditor, on one hand, and Agent and Lenders, on the other hand, each may alter, amend, supplement, release, discharge or otherwise modify any terms of the Trade Creditor Documents or of the Senior Creditor Documents, respectively, without notice to or the consent of the other.

         14. No Debt Subordination. Nothing in this Agreement shall be construed to be or operate as a subordination of any of the Senior Obligations to the Trade Obligations, or vice versa.

         15. Additional Credit Extensions; Amendments to Senior Creditor Documents; Amendments to Trade Creditor Documents. Trade Creditor acknowledges, understands and agrees that Lenders may make loans to or for the benefit of Loan Parties from time to time, pursuant to the Senior Creditor Documents or otherwise, and all such loans shall constitute part of the Senior Obligations and shall be secured by all of the Collateral, and nothing herein shall restrict in any manner or in any way the right of Loan Parties to obtain additional credit from Lenders or the right of Lenders to make available such additional credit to Loan Parties as Lenders in their sole discretion may elect. Agent, Lenders and Loan Parties may amend, modify, supplement or waive any of the provisions of the Senior Creditor Documents without notice to or the consent of Trade Creditor and without in any manner affecting this Agreement or any of Agent's or any Lender's rights hereunder. Without the prior written consent of the Lenders, neither Trade Creditor nor any of the Loan Parties may amend or otherwise modify the terms of any Trade Creditor Document in any material respect or in any respect that could reasonably be expected to be adverse to the interests of the Agent and the Lenders.

         16. Indemnity. Trade Creditor agrees to indemnify, defend and hold Agent and each Lender harmless from and against any loss, damage, cost, claim or expense, including court costs and attorneys' fees, incurred or sustained by Agent and such Lender in connection with any remittances of proceeds of any Collateral made pursuant to the terms hereof from Agent to Trade Creditor, to the extent that such remittance of proceeds subsequently is determined by a court of competent jurisdiction to have been prohibited by applicable law, avoidable under any insolvency law (including the Bankruptcy Code), or in violation of the rights of any other creditor of any Loan Party when made. The foregoing indemnity shall survive any termination of this Agreement.

         17. Independent Credit Investigations. None of the parties hereto nor any of their respective directors, officers, agents, employees, successors or assigns shall be responsible to the others or to any other Person for any Loan Party's solvency, financial condition or ability to repay any of the Trade Obligations or any of the Senior Obligations, or for statements of any Loan Party, oral or written, or for the validity, sufficiency or enforceability of any of the Trade Creditor Documents or any of the Senior Creditor Documents, or the validity or priority of any liens or security interests granted by any Loan Party to either party in connection with any of the Trade Creditor Documents or any of the Senior Creditor Documents. Each party hereto has entered into its agreements with Loan Parties based upon its own independent investigation, and makes no warranty or representation to the other party nor does it rely upon any representation of the other party with respect to matters identified or referred to in this paragraph.

         18. No Rights Conferred Upon Loan Parties. Nothing herein shall be construed to confer any rights upon Loan Parties. Without limiting the generality of the foregoing, if any party hereto shall enforce its rights or remedies in violation of this Agreement, Loan Parties shall not be authorized to use such violation as a defense to any right or remedy exercised by such party, nor assert such violation as a counterclaim or basis of setoff or recoupment against such party, unless the other party hereto consents in writing and itself asserts that the exercise of right or remedy is in violation of this Agreement.

         19. Governing Law. This Agreement shall be interpreted, and the rights and obligations of the parties hereto determined, in accordance with the internal laws of the State of Georgia.

         20. No Third Party Beneficiaries. Nothing contained in this Agreement shall be deemed to indicate that this Agreement has been entered into for the benefit of any Person other than the parties hereto.

         21. Conflict with Documents. The provisions of this Agreement are intended by the parties to control any conflicting provisions in the Senior Creditor Documents or the Trade Creditor Documents, including any covenants prohibiting further borrowing or encumbrances of Collateral.

         22. Counterparts; Telecopied Signatures. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         23. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. In no event, however, shall either party hereto transfer or assign any Lien that it may have in any of the Collateral to any Person unless the transferee or assignee thereof shall first agree in writing to be bound by the terms of this Agreement the same as if an original signatory hereto. Notwithstanding the immediately preceding sentence, any Person whose loans or advances to Loan Parties (or either of them) hereafter are used to refinance and pay in full the Senior Obligations shall be deemed for all purposes hereof to be the successor to Agent, and from and after the date of any such refinancing in satisfaction in full of the Senior Obligations such Person shall be deemed a party hereto in the place and stead of Agent as if such Person had been the original signatory hereto, and all loans, advances, liabilities, debit balances, covenants and duties at any time or times owed by Loan Parties to such successor to Agent, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, then existing or thereafter arising, including any renewals, extensions, modifications, or replacements of any of the foregoing, shall be deemed for all purposes hereunder to constitute and be Senior Obligations.

         24. Further Assurances. Each of the parties hereto agrees to execute such amendments to financing statements and other documents as may be necessary to reflect of record the existence of this Agreement and the relative priorities established pursuant to paragraph 3 hereof. Without limiting the generality of the foregoing, Trade Creditor agrees that any UCC-1 financing statement or other document filed of record to evidence or perfect Trade Creditor's security interest in any of the Branded Inventory shall conspicuously state that the security interest perfected thereby is subordinate in priority to all Liens at any time granted to or conferred upon Agent with respect to the Trade Credit Collateral and all other Collateral.

         25. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         26. Entire Agreement; Amendments. This Agreement expresses the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior understandings and agreements of the parties regarding the same subject matter. This Agreement may not be amended or modified except by a writing signed by the parties hereto.

         27. Jury Trial Waiver. Trade Creditor and Agent each hereby waives all rights to a trial by jury in connection with any action, suit or other proceeding arising out of or related to this Agreement.


                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                                FLEET CAPITAL CORPORATION
                                                ("Agent")

                                                By:
                                                   -----------------------------
                                                   Title:
                                                         -----------------------


                                                --------------------------------
                                                ("Trade Creditor")

                                                By:
                                                   -----------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

                          ACKNOWLEDGMENT AND AGREEMENT

         Each of the undersigned hereby accepts and acknowledges receipt of a copy of the foregoing Lien Subordination Agreement and consents to and agrees to be bound by all provisions thereof, including, without limitation, the agreements between Agent, on behalf of Lenders, and Trade Creditor with respect to the payment by each to the other of certain proceeds derived from the liquidation of the Collateral.

         Each of the undersigned further acknowledges and agrees that the Lien Subordination Agreement maybe modified or amended at any time or times without notice to or the consent of any of the undersigned.

         Each of the undersigned agrees to indemnify, defend and hold Agent and each Lender harmless from and against any loss, damage, cost, claim or expense, including court costs and attorneys' fees, incurred or sustained by Agent and such Lender in connection with any remittances of proceeds of any Collateral made pursuant to the terms of the Lien Subordination Agreement from Agent to Trade Creditor, to the extent that such remittance of proceeds subsequently is determined by a court of competent jurisdiction to have been prohibited by applicable law, avoidable under any insolvency law (including the Bankruptcy
Code), or in violation of the rights of any other creditor of any of the undersigned when made. The foregoing indemnity shall survive any termination of the Lien Subordination Agreement.

         Capitalized Terms used in this Acknowledgment and Agreement without definition have the meaning specified in the foregoing Lien Subordination Agreement unless the context otherwise requires.

As of _________________, 200__.

                                               AMERICAN TIRE DISTRIBUTORS, INC.
ATTEST:

------------------------------
                                               By: _____________________________
         [CORPORATE SEAL]                         Title:    ____________________


                                               THE SPEED MERCHANT, INC.
ATTEST:

-----------------------------
                                               By: _____________________________
         [CORPORATE SEAL]                         Title:    ____________________

                  [Signatures will continue on following page]

                                            T.O. HAAS HOLDING CO., INC.
ATTEST:

------------------------------
                                            By: ________________________________
         [CORPORATE SEAL]                         Title:    ____________________


                                            T.O. HAAS TIRE COMPANY, INC.
ATTEST:

------------------------------
                                            By: ________________________________
         [CORPORATE SEAL]                         Title:    ____________________